Exhibit 99.2

1 Earnings Conference Call Fourth Quarter and Fiscal Year 2007 January 29, 2008 Exhibit 99.2

2 Table of Contents Patrick J. Moore Chairman and Chief Executive Officer Steven J. Klinger President and Chief Operating Officer Charles A. Hinrichs SVP and Chief Financial Officer Agenda Accomplishments Earnings summary Operations review Financial review Outlook Q&A Presenters

3 2007 Accomplishments The Year of Execution • Mix Improvement • Price Increases • Significant Headcount Reduction • Upgraded Management Talent • Debt Reduction • Improved Balance Sheet • System Optimization / Rationalization • Supply Chain Efficiency • High Return Capital Projects • Capital Investment / Modernize Facilities • Plant Closures • Operational Excellence • Capitalized on Global Markets Organization Financial Flexibility Market Approach Operations Mills Packaging Recycling Safety • Record Safety Performance

4 2007 Earnings Summary Strong Year-over-year Improvement in Adjusted Net Income ($0.20) ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 $0.20 Y/Y Improvement in Adjusted Net Income Per Share 4Q Year 2006 2007 2006 2007 Reconciliation of Net Income (Loss) to Adjusted Net Income Included in Appendix SSCC Capturing Greater Share of Peer Group Segment Profits 1Q 07 2Q 07 3Q 07 (SSCC, IP, PKG, TIN, WY) 0.06 0.09 -0.15 0.17 25% 28% 32%

5 2007 Operations Review Solid Execution Drives Improved Operating Profits Higher Y/Y operating profits Higher prices, initiative benefits, inflation 4Q07 profits down sequentially Brewton sale 3Q07 49K tons maintenance downtime Mills ran full in 4Q07 Record low containerboard inventory levels Avg. prices up across major products 3rd consecutive quarter Avg domestic liner up 5.7% sequentially Avg box prices up 2.4% sequentially 4Q 07 daily box shipments up sequentially Down 8% Y/Y, 6% due to business exits/plant closures 604 522 155 182 158 $0 $100 $200 $300 $400 $500 $600 $700 4Q06 3Q07 4Q07 2006 2007 Improving Operating Segment Profits

6 2007 Operations Review Significant Progress in Key Operating Measures Mill Asset Utilization New / Upgraded Converting Machines Converting Machine Productivity Headcount Reduction 2005 2006 2007 C’bd Industry Avg (*) 2005 2006 2007 Program To Date 2005 2006 2007 Program To Date 2005 2006 2007 Program To Date 1177 81 146 227 1500 2100 1750 5350 4.1% 7.5% 11.6% 1254 1303 1222 (Annual average tons per day per mill) (Units of production per hour) * RISI

7 2007 Financial Review Price Improvement & Initiative Savings Improve Earnings ($1.00) ($0.80) ($0.60) ($0.40) ($0.20) $0.00 $0.20 $0.00 $0.05 $0.10 $0.15 $0.20 2006 2007 Price Initiatives 3Q 07 4Q 07 Price Initiatives Inflation/Other 0.10 0.03 0.11 4Q 07 Adjusted Net Income Roll-forward FY 07 Adjusted Net Income Roll-forward 0.06 0.09 0.09 (0.15) 0.80 0.46 0.66 0.17 Downtime/ Energy Usage Inflation/Other 4¢ Fiber 2¢ Freight 2¢ Brewton 4¢ Downtime 2¢ Energy Usage 32¢ Fiber 13¢ Other Material 9¢ Freight 8¢ Salary/wages

8 2007 Financial Review ($ in Millions) $275 Debt Reduction; Exceed $420 Strategic Initiative Benefits Target 4Q07 other income, net of $13 $29 restructuring income Debt Reported debt @ 12/31/07: $3,359 Off balance sheet debt @ 12/31/07: $422 Revolving credit availability @ 12/31/07: $344 Reduced interest expense Extended debt maturities Capital expenditures $116 4Q07, $384 FY07 Forecast $400 FY08 $438 cumulative initiative benefits FY07 Exceeded FY07 goal of $420 $195 incremental benefits in 2007 $525 cumulative benefit goal in 2008 243 438 240 420 525 $0 $100 $200 $300 $400 $500 $600 2006 2007 2008 Actual Goal Strategic Initiative Benefits (Cumulative Vs. 2005 Baseline) Note: FY07 & FY 06 cumulative initiative benefits include an $8 one time benefit related to the curtailment of certain employee benefit costs in December 2005

9 2008 Outlook Year-over-year Earnings Improvement 1Q08: Up Y/Y, down sequential Higher average prices Strong containerboard exports Per day box shipments & mill production flat with 4Q07 Historically low containerboard inventory Higher energy usage Higher employee benefit costs FY08: Continued improvement Higher average prices Incremental initiative benefits Moderate cost inflation Profitable growth -30% -20% -10% 0% 10% 20% 30% 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Consumer Durables Box Demand for Consumer Goods is Less Volatile Sourc e: FBA

10 Conclusion Capturing Value of Our Transformation Efforts Streamlined organization High performance management team Improved mill productivity Modernized box operations Improving business mix & profitability Improved financial flexibility Outlook Improved long term profitability Increased shareholder value

11 Q&A Safe Harbor This presentation contains statements relating to future results, which are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, pricing pressures in key product lines, seasonality and higher recycled fiber and energy costs, as well as other risks and uncertainties described in the company’s Annual Report on Form 10-K for the year ended December 31, 2006, as updated from time to time in the company’s Securities and Exchange Commission filings. Statements Relating to Non-U.S. GAAP Financial Measures During the course of this presentation, certain non-U.S. GAAP financial information will be presented. A reconciliation of that information to U.S. GAAP financial measures and additional disclosure regarding our use of non-GAAP financial measures are included in the company’s fourth quarter 2007 earnings press release available on the company’s website at www.smurfit-stone.com Investor Relations Contacts John Haudrich (314) 656-5375 Brian Peura (314) 656-5696

12 Appendix

13 Appendix A Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) - EPS 2007 2006 2007 2006 Net income (loss) available to common stockholders per diluted share 0.16 $ 0.09 $ (0.45) $ (0.28) $ Non-cash foreign currency translation (gains) losses - Canadian Dollar 0.02 (0.05) 0.20 - Restructuring (income) charges (0.07) 0.02 0.02 0.10 (Gain) loss on sale of assets and discontinued operations - - 0.38 (0.04) Loss on early extingishment of debt - - 0.07 0.07 Other, net (0.02) - (0.05) - Adjusted net income (loss) available to common stockholders per diluted share 0.09 $ 0.06 $ 0.17 $ (0.15) $ Fourth Quarter Full Year

14 Appendix B Other Expense ($ in Millions) Other Expense 1Q 2Q 3Q 4Q Total 1Q 2Q 3Q 4Q Total Loss (gain) on sale of fixed assets - $ - $ 64 $ (2) 62 $ (23) $ (1) $ - $ - $ (24) $ Loss on early extinguishment of debt 23 5 1 - 29 - 28 - - 28 Foreign currency translation (gain) loss 5 20 22 5 52 (2) 14 - (13) (1) Restructuring charges 24 10 11 (29) 16 9 13 13 8 43 52 35 34 (24) 97 7 55 13 (5) 70 Energy/hedge (1) 2 (1) (1) (1) 8 6 8 (3) 19 Other 19 10 17 14 60 14 11 14 10 49 Other, net 18 12 16 13 59 22 17 22 7 68 Other expense 70 $ 47 $ 114 $ (13) $ 218 $ 6 $ 71 $ 35 $ 2 $ 114 $ 2007 2006

15 Appendix C Estimated Seasonality & Timing Trends ($0.10) ($0.08) ($0.06) ($0.04) ($0.02) $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 1Q 2Q 3Q 4Q ($0.07) to ($0.09) $0.07 to $0.05 $0.05 to $0.03 ($0.01) to ($0.03) Sequential Earnings Seasonality Impact Sequential EPS Sensitivities to Seasonal & Timing Factors (Estimates Based on Historical Trends) Seasonal & timing factors usually include: •Timing of maintenance downtime •Timing of maintenance expense •Seasonal energy usage •Timing of employ ee benefit costs